EXHIBIT 1
JOINT FILING AGREEMENT
In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.0001 per share, of K12 Inc., a Delaware corporation, and that this Agreement may be included as an exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 27th day of April, 2011.

TCV VII, L.P.

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TCV VII (A), L.P.

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TCV MEMBER FUND, L.P.

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, L.P.

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, LTD.

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

JAY C. HOAG

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

RICHARD H. KIMBALL

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

Page 24 of 27 Pages

JOHN L. DREW

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

JON Q. REYNOLDS, JR.

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

WILLIAM J.G. GRIFFITH IV

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

ROBERT W. TRUDEAU

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

CHRISTOPHER P. MARSHALL

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TIMOTHY P. McADAM

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

JOHN C. ROSENBERG

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

DAVID L. YUAN

By:	/s/ Frederic D. Fenton

	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

Page 25 of 27 Pages